UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

FOCUS FUND (AFOCX)

MULTICAP FUND (ALSMX)

ANNUAL REPORT

AUGUST 31, 2022

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2022 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of -7.70% for the Year ended August 31, 2022 and 4.91% since inception (September 27, 2005) compared to a total return of -11.24% and 7.02% for the Dow Jones Moderate U.S. Portfolio Index, and -13.74% and 5.97% for the Morningstar Moderate Target Risk Index over the same periods.

Performance Review

The Fund maintained a balance of slightly less than 70% equities and 30% fixed income throughout the year.  The Fund's investment style has remained consistent within both equities and fixed income by maintaining a tilt towards large-cap value in equities and short- to intermediate-term investment grade companies in fixed income. While never happy with negative returns, we are pleased with the performance during what has been a challenging macroeconomic environment and continue to believe the conservative positioning of the Fund is prudent for the style and will reward shareholders over the long term.

Equity Portfolio

We continue to focus our efforts on holding companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations.  We have also leaned towards companies with shareholder friendly stock buyback and dividend policies, as those returns to shareholders are a positive contributor to long-term performance.  Our focus on companies which can weather economic uncertainty by generating their own liquidity and maintain reasonable balance sheets has been rewarded as monetary policy has abruptly changed.  Artificially low interest rates and dramatically increasing money supply since the start of the pandemic fed investor optimism and pushed valuations on many relatively young, growth stocks to extreme highs.  As the Federal Reserve was forced to address growing inflation, prices of most growth stocks have plummeted and dramatically narrowed the record high performance and valuation differentials between growth and value. We believe that these differentials will continue narrow over time, and that the market will begin to recognize the value present in several beaten down sectors and companies.  We continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by managing sector and position weightings as market conditions and valuations warrant.  The fund maintains significant weighting in certain segments of the Financial, Healthcare, and Technology sectors.

Fixed-Income Portfolio

The fund has maintained a relatively short-term, high-quality position. Our positioning has been rewarded by the market as interest rates have risen sharply throughout the year.  Although there may come a time when it is prudent to do so, the managers believe that the risk added to the portfolio by lengthening duration and/or reducing credit quality does not offer material compensation at present.  We continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.  A more active Federal Reserve has added to volatility in the fixed income markets.  Many companies have weakened their balance sheets by issuing debt over the past several years to fund more stockholder friendly actions.  We feel it is prudent to maintain a more defensive posture by overweighting short- to intermediate-term maturities and keeping a close eye on the credit quality of issuers.  This position may cause periods of short-

Annual Report | 1

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

term relative underperformance but reduces volatility and allows the managers to take advantage of opportunities when the market presents them.

Current Strategy

We will continue to monitor the performance of each security on a case-by-case basis relative to our estimate of fair value.  When we feel the market value of a specific security is beyond a reasonable valuation for the company, we will discontinue holding that security or significantly reduce the size of the position.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation returns to a “buying” level, we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors or stocks because they are currently “hot”.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and remains focused on uncovering value over the long term.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2022 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a return of -17.09% for the year ended August 31, 2022 and 8.11% since inception of March 11, 2011.  This compared to a return of -11.23% for the S&P 500 Index and 12.34% for the same periods.

Performance Review

The Archer Stock Fund seeks to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  Although managers closely monitor macro-economic conditions, positions in the fund are normally selected on their own merits using company fundamentals and valuation as a guide.  There will be times when this method of selecting securities may lead to the relative over- or underweighting of sectors.  The fund currently maintains relatively large weightings in healthcare, technology, and financial companies.  As of August 31, 2022, the Fund held 45 equity positions and a roughly 5% cash position.  Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to 50 holdings.  This results in a concentrated portfolio which can lead to periods of relative underperformance but will reduce turnover of the portfolio in an attempt to create long-term shareholder value.   We continue to seek out companies with strong balance sheets and the opportunity to improve sales and earnings over the long term.

Annual Report | 2

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Archer Income Fund (ARINX)

The Archer Income Fund returned -6.65% for the year ended August 31, 2022 and 2.22% from the date of inception on March 11, 2011 compared to -11.52% and 2.13% for the Barclay’s Capital US Aggregate Bond Index and -9.37% and 2.64% for the Barclay’s Intermediate Credit Index over the same time periods.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  While historically a difficult task under the best circumstances, guessing the direction and magnitude of short-term changes in interest rates has been a fools errand the last few years.  As inflation concerns built in 2019, the Federal Reserve leaned towards more restrictive monetary policy, only to have to pivot to a more accommodative stance as trade related fears crept into the market.  This accommodative trend accelerated dramatically as the pandemic took hold and policy makers were forced to provide fiscal stimulus while the Federal Reserve expanded its balance sheet significantly and promised to keep rates at, or near, zero percent for the foreseeable future.  As it became clear that inflation created by the overwhelming accommodation of the pandemic era was not “transitory”, the Fed was forced to do another about face and begin their most aggressive tightening campaign in decades.  The result has been a sharp repricing of bonds across the curve.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  Our flexibility also enabled us to take advantage of opportunities at steep discounts during the eye of the pandemic-created storm in the financial markets.  The managers believe it is prudent to continue to position the portfolio to protect against interest-rate, default and currency risks.  Our “barbell” approach has allowed us to take advantage of several opportunities presented when others have been forced to sell at attractive discounts, while maintaining liquidity and an effective duration much lower than that of our benchmark indices, resulting in significant outperformance this year.

Archer Dividend Growth Fund (ARDGX)

The Archer Dividend Growth Fund returned 2.51% for the year ended August 31, 2022 and 6.04% from the date of inception on September 1, 2016 compared to a return of -6.79% and 8.79% for the Dow Jones US Large-Cap Value Total Stock Market Index and 3.09% and 3.39% for the Morningstar Dividend Yield Focus Index over the same periods.

Performance Review

The Archer Dividend Growth Fund invests primarily in large and medium sized companies which we believe will provide long-term dividend payment growth for shareholders.  Holdings are weighted towards companies with strong balance sheets and consistently increasing payouts to shareholders selling at an attractive discount to our estimate of fair value.  This relatively deep value strategy has underperformed the broader market in recent years as the performance of many popular indices has been driven by an increasingly small number of high growth companies.  The performance differential widened significantly during post-COVID rally as high growth technology and biotechnology companies attracted investor dollars away from the more stable, dividend paying, value segments of the market.  Recently, the spread has begun to narrow as investors have begun to recognize the value of stable cash flows and predictable business models.

Annual Report | 3

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Ultimately, we believe value will be recognized in our holdings and offer attractive appreciation in addition to the growing dividend income stream.  We believe the Archer Dividend Growth Fund offers an attractive alternative to investors seeking monthly income who are concerned about inflation and the erosion of real income.

Archer Focus Fund (AFOCX) and Archer Multi Cap Fund (ALSMX)

The Archer Focus Fund and the Archer Multi Cap Fund were both launched on December 31, 2019 and recently recorded their second full year of investment performance.     The Archer Focus Fund returned  -6.67% for the year ended August 31, 2022 and 7.00% from the date of inception compared to a return of -9.07% and 6.08% for the Dow Jones Industrial Average Index over the same time periods.  The Archer Multi Cap Fund returned -17.42% for the year ended August 31, 2022 and 4.36% from the date of inception.  This compares to returns -11.23% & 9.74% for the S&P 500 Index, -12.19% & 7.25% for the S&P 600 Small Cap Index, and -10.41% & 7.94% for the S&P 400 Mid Cap Index over the same periods.

The Archer Focus Fund seeks long-term growth of capital by investing in financially sound, large and medium-sized companies with dominant franchises. Under normal conditions, the Fund holds a relatively concentrated portfolio of 50 or fewer US common stocks. Potential investments are carefully screened for balance sheet strength, sustainable earnings and free cash flow, and durable market position.  The Focus Fund maintained a relatively concentrated portfolio during the year and had 40 equity holdings as of August 31, 2022 with Energy and Consumer Defensives making up the largest sector weightings, while Consumer Cyclical and Communication Services were the smallest portfolio weightings.  Performance was aided by several of our cyclical holdings in oil & gas and basic materials, and relatively defensive healthcare companies. We remain confident in our holdings ability to weather  shifting macroeconomic challenges as we focus on owning relatively large, financially stable companies with long-term earnings power.

The Archer Multi Cap Fund seeks long-term growth of capital by investing in up to 75 equity positions split evenly between the top 25 small, medium, and large publicly traded US companies at the beginning of each calendar year based on market capitalization. Position sizes are adjusted throughout the year driven by our proprietary quantitative and technical models and rebalanced annually.  As of August 31, 2022 the Multi Cap fund maintained a slight overweighting to medium sized companies as the fund was allocated roughly 30% large-cap, 37% mid-cap, and 33% small-cap.  Growth continues to be the overwhelming “style factor” of the fund as approximately 60% of holdings are categorized as such.  In terms of sector weightings Technology, Industrials, and Healthcare companies were the largest holdings, while the fund maintained relatively little exposure to Consumer Staples and Utilities.  The rapid changes to sector leadership and style factor performance led to underperformance relative to the blended benchmark during the year. We continue to believe that the relatively balanced market cap exposure provided by the Fund will reward patient shareholders over time.

Troy C. Patton, CPA/ABV

John W. Rosebrough, CFA

Portfolio Managers – The Archer Funds

Annual Report | 4

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2022
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index	Morningstar Moderate Target Risk Index
1 Year	-7.70%	-11.24%	-13.74%
3 Year	5.37%	6.22%	4.37%
5 Year	5.46%	6.64%	4.85%
10 Year	7.37%	8.04%	6.22%
Since Inception	4.91%	7.02%	5.97%
Value	$22,505	$31,561	$26,712

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

The Morningstar Moderate Target Risk Index is a member of the Morningstar Target Risk Series that spans the risk spectrum from conservative to aggressive. The indexes can serve as benchmarks to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for performance comparison. Morningstar indexes cover a global set of stocks, bonds, and commodities and are specifically designed to be seamless, investable building blocks that deliver pure asset-class exposure.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 5

ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2022
	Archer Income Fund	Bloomberg Barclay's Capital U.S. Aggregate Bond Index	Bloomberg Barclay's Intermediate Credit Index
1 Year	-6.66%	-11.52%	-9.37%
3 Year	-0.04%	-1.99%	-0.73%
5 Year	1.14%	0.52%	1.21%
10 Year	1.54%	1.35%	2.00%
Since Inception *	2.22%	2.13%	2.64%
Value	$12,865	$12,733	$13,487

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Bloomberg Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Bloomberg Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 6

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2022
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	-17.09%	-11.23%	-10.41%
3 Year	10.72%	12.37%	10.54%
5 Year	8.45%	11.82%	8.68%
10 Year	9.55%	13.07%	11.29%
Since Inception *	8.11%	12.34%	10.16%
Value	$24,468	$38,026	$30,357

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 7

ARCHER DIVIDEND GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2022
	Archer Dividend Growth Fund	Dow Jones US Large-Cap Value Total Stock Market Index	Morningstar Dividend Yield Focus Index
1 Year	2.51%	-6.79%	3.09%
3 Year	6.96%	8.38%	2.64%
Since Inception *	6.04%	8.79%	3.39%
Value	$14,215	$16,563	$12,216

*This chart assumes an initial investment of $10,000 made on September 1, 2016.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones US Large-Cap Value Total Stock Market Index measures large cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire’s criteria for value.

Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S. domiciled companies with strong financial health and an ability to sustain above average dividend payouts. The index consists of 75 stocks that are weighted in proportion to the total pool of dividends available to investors.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 8

ARCHER FOCUS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2022
	Archer Focus Fund	Dow Jones Industrial Average Index	S&P 500 Index
1 Year	-6.67%	-9.07%	-11.23%
Since Inception *	7.00%	6.08%	9.74%
Value	$11,979	$11,709	$12,817

*This chart assumes an initial investment of $10,000 made on December 30, 2019.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the nineteenth century. The Dow is computed using a price-weighted indexing system, rather than the more common market cap-weighted indexing system.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 9

ARCHER MULTI CAP FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2022
	Archer Multi Cap Fund	S&P 500 Index	S&P 600 Small Cap Index	S&P 400 Mid Cap Index	Synthetic Blend 33-33-33
1 Year	-17.42%	-11.23%	-12.19%	-10.41%	-11.28%
Since Inception *	4.36%	9.74%	7.25%	7.94%	8.67%
Value	$11,207	$12,817	$12,055	$12,264	$12,484

*This chart assumes an initial investment of $10,000 made on December 30, 2019.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor’s 600 Index (“S&P 600”) seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Synthetic Blend Index consists of 33% S&P 500, 33% S&P 600, and 33% S&P 400.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 10

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

Corporate Bonds 20.41%
Exchange Traded Funds 2.07%
Municipal Bonds 6.66%
Real Estate Investment Trusts 4.96%
Preferred Securities 1.62%
Structured Notes 0.39%
Money Market Fund 0.06%
Common Stocks 63.83%

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 11

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

Municipal Bonds
25.17%
Exchange Traded Funds
0.36%
Preferred Securities
6.75%
Structured Notes
3.02%
Money Market Fund
4.18%
Corporate Bonds
60.52%

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 12

ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Basic Materials 2.17%
Communication Services 6.89%
Consumer Cyclical 9.39%
Consumer Defensive 3.36%
Energy 3.25%
Financial Services 10.48%
Healthcare 27.73%
Industrials 8.85%
Money Market Fund 5.35%
Real Estate Investment Trust 2.11%
Technology 16.47%
Utilities 3.95%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 13

ARCHER DIVIDEND GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Technology
9.02%
Utilities
18.46%
Real Estate Investment Trust
8.70%
Money Market Fund
5.95%
Basic Materials
3.19%
Communication Services
3.17%
Industrials
7.72%
Consumer Cyclical
1.16%
Consumer Defensive
8.96%
Healthcare
18.22%
Energy
6.98%
Financial Services
8.47%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 14

ARCHER FOCUS FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Utilities
8.15%
Basic Materials
9.68%
Technology
8.01%
Communication Services
6.68%
Real Estate Investment Trust
5.27%
Consumer Cyclical
6.32%
Real Estate
2.11%
Money Market Fund
4.13%
Consumer Defensive
10.16%
Industrials
8.35%
Energy
12.40%
Healthcare
9.42%
Financial Services
9.32%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 15

ARCHER MULTI CAP FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Healthcare
14.12%
Industrials
12.87%
Money Market Fund
3.93%
Real Estate 0.82%
Real Estate Investment Trusts
5.61%
Technology
20.64%
Utilities
2.26%
Basic Materials
6.07%
Communication Services
5.62%
Consumer Cyclical
9.07%
Consumer Defensive
0.86%
Energy
9.12%
Financial Services
9.01%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 16

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares/Principal		Value

COMMON STOCKS - 63.63%

Air Courier Services - 2.10%
4,400	FedEx Corp.	$ 927,564

Aircraft Engines & Engine Parts - 2.14%
5,000	Honeywell International, Inc.	946,750

Beverages - 1.56%
4,000	PepsiCo, Inc.	689,080

Commercial Banks - 1.60%
11,000	Toronto Dominion Bank (Canada)	707,740

Electric Services - 2.92%
15,200	NextEra Energy, Inc.	1,292,912

Electrical Work - 3.52%
11,000	Quanta Services, Inc.	1,554,300

Electromedical & Electrotherapeutic Apparatus - 1.29%
6,500	Medtronic PLC. (Ireland)	571,480

Electronic Computers - 2.38%
6,700	Apple, Inc.	1,053,374

Food & Kindred Products - 1.30%
4,900	Nestle S.A. ADR	573,594

Guided Missiles & Space Vehicles & Parts - 2.42%
2,550	Lockheed Martin Corp.	1,071,280

National Commercial Banks - 3.52%
13,000	Citigroup, Inc.	634,530
8,100	JPMorgan Chase & Co.	921,213
		1,555,743
Petroleum Refining - 2.25%
6,300	Chevron Corp.	995,778

Pharmaceutical Preparations - 8.94%
8,550	Bristol Myers Squibb Co.	576,355
1,800	Eli Lilly & Co.	542,214
5,000	Johnson & Johnson	806,700
11,950	Merck & Co., Inc.	1,020,052
22,300	Pfizer, Inc.	1,008,629
		3,953,950
Railroads, Line-Haul Operating - 2.34%
4,600	Union Pacific Corp.	1,032,746

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Retail - Drug Stores and Proprietary Stores - 3.02%
13,594	CVS Health Corp.	$ 1,334,251

Retail - Lumber & Other Building Material Dealers - 1.44%
2,200	Home Depot, Inc.	634,524

Retail - Variety Stores - 2.40%
8,000	WalMart, Inc.	1,060,400

Rubber & Plastics Footwear - 1.20%
5,000	Nike, Inc. Class B	532,250

Semiconductors & Related Devices - 3.84%
1,600	Broadcom, Inc.	798,576
13,200	Intel Corp.	421,344
2,900	Texas Instruments, Inc.	479,109
		1,699,029
Services - Business Services - 4.27%
3,000	Accenture PLC. Class A (Ireland)	865,380
3,150	MasterCard, Inc. Class A	1,021,766
		1,887,146
Services - Computer Programming, Data Processing, Etc. - 4.19%
10,700	Alphabet, Inc. Class A *	1,157,954
4,275	Meta Platforms, Inc. Class A *	696,526
		1,854,480
Services - Medical Laboratories - 1.10%
2,150	Laboratory Corp. of America Holdings	484,331

Services - Miscellaneous Amusement & Recreation - 1.01%
4,000	Walt Disney Co. *	448,320

Services - Prepackaged Software - 2.88%
3,700	Microsoft Corp.	967,439
2,643	VMWare, Inc. Class A	306,667
		1,274,106

TOTAL FOR COMMON STOCKS (Cost $16,665,877) - 63.63%		28,135,128

CORPORATE BONDS - 20.35% (c)

Accident & Health Insurance - 0.28%
125,000	Unum Group, 4.000%, due 3/15/24	125,617

Agricultural Chemicals - 0.45%
200,000	Mosaic Co., 3.250%, due 11/15/22	199,934

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Air Transportation, Scheduled - 0.75%
76,525	American Airlines 2013-2 Class A Pass Through Trust, 4.950%, due 1/15/23	$ 75,233
250,000	Southwest Airlines Co., 5.250%, due 5/04/25	256,862
		332,095
Aircraft - 0.53%
250,000	Boeing Co., 2.600%, due 10/30/25	235,381

Beverages - 0.34%
150,000	Keurig Dr. Pepper, Inc., 3.130%, due 12/15/23	148,762

Commercial Banks - 0.20%
100,000	Royal Bank of Canada, 1.200%, due 4/27/26 (Canada)	89,969

Electric Services - 0.22%
100,000	Southern California Edison Co. Series E, 3.700%, 8/01/25	98,630

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.53%
300,000	General Electric Co. Series A, 4.10886%, to 12/15/22 (3-month US Libor + 2.28%) (b)	234,029

Financial Services - 0.27%
150,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	121,375

Healthcare Providers & Services - 0.23%
100,000	CommonSpirit Health, 2.950%, due 11/01/22	99,931

Hotels & Motels - 0.57%
250,000	Marriott International, Inc. Series Z, 4.150%, 12/01/23	250,303

Investment Advice - 1.01%
200,000	Affiliated Managers Group, Inc., 3.500%, due 8/01/25	196,500
250,000	Janus Capital Group, Inc., 4.875%, due 8/01/25	251,285
		447,785
Miscellaneous Business Credit Institution - 0.11%
50,000	Ford Motor Credit Co. LLC., 3.810%, due 1/09/24	48,870

National Commercial Banks - 4.82%
300,000	Banc of California, Inc., 5.250%, due 4/15/25	298,008
100,000	Bank of America Corp. Series L, 3.950%, due 4/21/25	99,056
200,000	Citigroup, Inc. Series B, 5.900%, to 2/15/23 (a) (b)	198,000
500,000	Citigroup Global Markets, Inc. Series MTN, 3.000%, 7/17/23	495,058
150,000	Huntington Bancshares, Inc. Series E, 5.70%, to 4/15/23 (a) (b)	134,063
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	139,431
150,000	JPMorgan Chase & Co. Series B, 3.28229%, due 2/01/27 (3-month US Libor + 0.50%) FRN	141,151
150,000	JPMorgan Chase & Co. Series V, 5.59714%, to 10/01/22 (3-month US Libor + 3.32%) (b)	148,125
100,000	Old National Bancorp, 4.125%, due 8/15/24	98,853

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

National Commercial Banks – (Continued)
150,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	$ 129,750
300,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	251,181
		2,132,676
Operative Builders - 0.79%
150,000	Lennar Corp., 4.750%, due 11/29/27	146,429
200,000	Lennar Corp., 4.875%, due 12/15/23	201,239
		347,668
Other Real Estate Investment Trust - 0.32%
6,000	Ready Capital Corp., 5.750%, due 2/15/26	141,000

Personal Credit Institutions - 1.04%
250,000	Discover Financial Services Series D, 6.125%, to 6/23/25 (a) (b)	253,336
250,000	OneMain Finance Corp., 3.500%, due 1/15/27	206,348
		459,684
Pharmaceutical Preparations - 0.90%
250,000	AbbVie, Inc., 2.900%, due 11/06/22	249,812
100,000	AbbVie, Inc., 3.200%, due 5/14/26	95,919
50,000	Mylan, Inc., 4.200%, due 11/29/23	49,977
		395,708
Property & Casualty Insurance - 0.47%
200,000	Finial Holdings, Inc., 7.125%, due 10/15/23 (Switzerland)	206,346

Rubber & Plastics Footwear - 0.45%
200,000	Nike, Inc., 2.250%, due 5/01/23	198,549

Security Brokers, Dealers & Flotation Companies - 2.12%
400,000	Capital Southwest Corp., 3.375%, due 10/01/26	356,028
400,000	Goldman Sachs Group, Inc., Series MTN, 1.000%, due 11/15/23	382,909
200,000	The Charles Schwab Corp. Series G, 5.375%, to 6/01/25 (a) (b)	198,750
		937,687
Services - Advertising Agencies - 0.44%
200,000	Omnicom Group, Inc., 3.600%, due 4/15/26	195,622

Services - Equipment Rental & Leasing - 0.94%
200,000	Air Lease Corp., 3.625%, 12/01/27	182,671
250,000	United Rentals, Inc., 3.875%, 11/15/27	232,173
		414,844
Services - Prepackaged Software - 0.53%
100,000	Oracle Corp., 1.650%, due 3/25/26	90,135
150,000	VMWare, Inc., 3.900%, due 8/21/27	143,307
		233,442
State Commercial Banks - 2.04%
250,000	Ally Financial, Inc. Series B, 4.700, to 5/15/26 (a) (b)	206,244
100,000	Citizens Financial Group, Inc., 4.350%, due 8/01/25	98,431
250,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	254,687

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

State Commercial Banks – (Continued)
200,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	$ 189,894
200,000	SVB Financial Group, 4.100%, to 2/15/31 (a) (b)	150,073
		899,329

TOTAL FOR CORPORATE BONDS (Cost $9,729,306) - 20.35%		8,995,236

EXCHANGE TRADED FUNDS - 2.07%
9,300	Invesco Variable Rate Preferred ETF	212,412
6,000	iShares US Preferred Stock ETF	199,740
10,000	JPMorgan Ultra-Short Income ETF	502,100
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $975,386) - 2.07%		914,252

MUNICIPAL BONDS - 6.64% (c)

California - 0.10%
5,000	California St. University Revenue Bond Series B, 2.785%, due 11/01/22	4,996
20,000	Porterville Unified School District, 7.250%, due 7/01/27	20,055
20,000	San Bernardino County Redevelopment Agency, 3.625%, due 9/01/24	19,743
		44,794
Georgia - 0.24%
99,000	Georgia Loc. Govt., 4.750%, due 6/01/28	104,585

Indiana - 0.75%
135,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150% due 7/15/27	135,302
190,000	Fishers, IN Econ Development Revenue Taxable-P3 Project, 2.650%, due 8/01/28	176,421
20,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.750%, due 1/15/24	20,027
		331,750
Kentucky - 0.12%
55,000	Louisville/Jefferson County Metro Government, 3.000%, due 5/01/23	54,268

Maryland - 0.68%
200,000	Baltimore Board of School Commissioners City Schools Revenue, 5.692%, due 12/15/25	210,464
90,000	Maryland St. Econ Dev Corp Pkg Facs Revenue Taxable Senior Baltimore City Proj Series B, 3.950%, due 6/01/23	89,422
		299,886
Michigan - 0.61%
25,000	City of Coldwater, MI Water Supply & Wastewater System Revenue, 5.000%, due 8/01/26	27,263
250,000	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	242,078
		269,341
New York - 1.98%
200,000	City of New York, NY Txbl-Subser A-2, 1.980%, due 8/01/23	196,916
250,000	New York City, NY Transitional Financice Authority Revenue, 2.760%, 2/01/26	241,605

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

New York – (Continued)
250,000	New York St Dorm Auth Revenues, 1.085%, 7/01/24	$ 237,425
200,000	Schenectady, NY Metroplex Development Authority Revenue Taxable Ref, 2.250%, due 8/01/23	197,438
		873,384
Ohio - 0.62%
250,000	New Albany, Floyd County Industry School First Mortgage, 5.000%, due 1/15/27	273,980

Pennsylvania - 0.91%
250,000	East Norriton Plymouth Whipain Joint Sewer Authority, 1.832%, due 8/01/28	221,950
200,000	Pennsylvania ST Txble-Ref-First-Refunding Series, 1.200%, due 8/01/26	180,132
		402,082
Washington - 0.16%
70,000	Douglas County, WA School District No. 206 Eastmont Qualified School Construction, 4.700%, due 12/01/25	71,824

Wisconsin - 0.47%
110,000	Greendale, WI Taxable Community Development, Series A, 4.750%, due 12/01/26	110,078
100,000	Wisconsin Health Edl Facs Auth Senior Living Revenue Taxable- Covenant Cmntys, Inc. Proj Ser A-2, 4.100%, due 1/01/24	98,811
		208,889

TOTAL FOR MUNICIPAL BONDS (Cost $3,075,005) - 6.64%		2,934,783

REAL ESTATE INVESTMENT TRUST - 4.94%
19,900	Duke Realty Corp.	1,171,115
5,100	Extra Space Storage, Inc.	1,013,523
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $897,545) - 4.94%		2,184,638

PREFERRED SECURITIES - 1.61%

Asset Management - 0.22%
4,000	B Riley Financial, Inc., 6.50%, due 09/30/26	97,080

Motor Vehicles & Passenger Car Bodies - 0.32%
6,000	Ford Motor Co., 6.000%, due 12/01/59	142,920

National Commercial Banks - 0.91%
150,000	BAC Capital Trust XIII Series F, 4.000% (3-month Libor + 0.40%) (b) **	113,691
200,000	Mellon Capital IV, 4.000%, to 10/14/22 (3-month US Libor + 0.565%) (b) **	152,119
150,000	PNC Capital Trust C, 2.15043%, due 6/01/28 (3-month Libor + 0.57%) FRN	137,960
		403,770
Telephone Communications (No Radio Telephone) - 0.16%
3,000	QWest Corp., 6.500%, due 9/01/56	68,340

TOTAL FOR PREFERRED SECURITIES (Cost $819,909) - 1.61%		712,110

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

STRUCTURED NOTES - 0.39% (c)

Security Brokers, Dealers & Flotation Companies - 0.39%
125,000	Goldman Sachs Group, Inc., 0.000%, Capped at 10% ** (maturity date: 11/13/28)	$ 101,250
95,000	Morgan Stanley Series MTN, 0.100%, due 8/30/28, Capped at 12% **	71,898
		173,148

TOTAL FOR STRUCTURED NOTES (Cost $209,475) - 0.39%		173,148

MONEY MARKET FUND - 0.06%
26,951	Federated Treasury Obligation Fund - Institutional Shares 2.13% ** (Cost $26,951) - 0.06%	26,951

TOTAL INVESTMENTS (Cost $32,399,454) - 99.69%		44,076,246

OTHER ASSETS LESS LIABILITIES, NET - 0.31%		138,343

NET ASSETS - 100.00%		$44,214,589

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(c) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2022.

ADR - American Depository Receipt

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. The use of LIBOR as a benchmark is in transition and will cease on June 30, 2023.

FRN - Floating Rate Note is a debt instrument whose coupon rate is variable and it tied to a benchmark rate such as LIBOR or the US Treasury Bill rate. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares/Principal		Value

CORPORATE BONDS - 60.03% (c)

Accident & Health Insurance - 0.80%
75,000	Unum Group, 4.000%, due 3/15/24	$ 75,370

Agricultural Chemicals - 2.12%
200,000	Mosaic Co., 3.250%, due 11/15/22	199,934

Air Transportation, Scheduled - 2.01%
36,249	American Airlines 2013-2 Class A Pass Through Trust, 4.950%, due 1/15/23	35,637
150,000	Southwest Airlines Co., 5.250%, due 5/04/25	154,117
		189,754
Aircraft - 1.50%
150,000	Boeing Co., 2.600%, due 10/30/25	141,228

Beverages - 1.05%
100,000	Keurig Dr. Pepper, Inc., 3.130%, due 12/15/23	99,174

Electric Services - 1.55%
50,000	Southern California Edison Co. Series E, 6.98129%, to 10/14/22 (3-month US Libor + 4.199%) (b) **	47,250
100,000	Southern Co., 2.950%, due 7/01/23	99,280
		146,530
Electronic & Other Electrical Equipment (No Computer Equipment) - 0.83%
100,000	General Electric Co. Series A, 4.10886%, to 12/15/22 (3-month US Libor + 2.28%) (b)	78,009

Financial Services - 1.48%
150,000	General Motors Financial Company, Inc. Series C, 5.70%, to 9/30/30 (a) (b)	139,748

General Building Contractors - Residential Buildings - 1.57%
50,000	Lennar Corp., 4.875%, due 12/15/23	50,310
100,000	Lennar Corp., 4.750%, due 11/29/27	97,619
		147,929
Healthcare Providers & Services - 0.53%
50,000	CommonSpirit Health, 2.950%, due 11/01/22	49,965

Hotels & Motels - 1.06%
100,000	Marriott International, Inc., 4.150%, 12/01/23	100,121

Investment Advice - 2.08%
200,000	Affiliated Managers Group, Inc., 3.500%, due 8/01/25	196,500

Miscellaneous Publishing - 1.05%
100,000	Thomson Reuters Corp., 3.85%, due 9/29/24	98,907

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

National Commercial Banks - 15.71%
200,000	Banc of California, Inc., 5.250%, due 4/15/25	$ 198,672
10,000	CenterState Bank Corp., 5.750%, to 6/01/25 (a)	10,024
100,000	Citigroup, Inc. Series B, 5.900%, to 2/15/23 (a) (b)	99,000
200,000	Citigroup Global Markets, Inc., 3.000%, due 07/17/2023	198,023
150,000	Huntington Bancshares, Inc. Series E, 5.700%, to 4/15/23 (a) (b)	134,063
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	139,431
150,000	JPMorgan & Chase Co. Series B, 3.28229%, due 2/01/27 (3-month US Libor + .50%) FRN	141,151
150,000	JPMorgan & Chase Co. Series CC, 4.625, to 11/01/22 (a) (b)	137,992
100,000	Old National Bancorp, 4.125%, due 8/15/24	98,853
100,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	86,500
75,000	Truist Financial Corp. Series Q, 5.100%, to 3/01/30 (a) (b)	71,063
200,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	167,454
		1,482,226
Natural Gas Distribution - 0.53%
50,000	National Fuel Gas Co., 5.200%, due 7/15/25	50,253

Other Real Estate Investment Trust - 1.00%
4,000	Ready Capital Corp., 5.750%, due 2/15/26	94,000

Personal Credit Institutions - 2.39%
100,000	Discover Financial Services Series D, 6.125%, to 6/23/25 (a) (b)	101,334
150,000	OneMain Finance Corp., 3.500%, due 1/15/27	123,809
		225,143
Pharmaceutical Preparations - 0.53%
50,000	AbbVie, Inc., 2.900%, due 11/06/22	49,962

Property & Casualty Insurance - 1.64%
150,000	Finial Holdings, Inc., 7.125%, due 10/15/23 (Switzerland)	154,760

Retail - Department Stores - 0.39%
35,000	Dillards, Inc., 7.750%, due 7/15/26	36,995

Retail - Drug Stores & Proprietary Stores - 2.01%
190,000	CVS Health Corp., 2.750%, due 12/01/22	190,000

Rubber & Plastics Footwear - 1.58%
150,000	Nike, Inc., 2.250%, due 5/01/23	148,912

Security Brokers, Dealers & Flotation Companies - 2.52
100,000	Capital Southwest Corp., 3.375%, due 10/01/26	89,007
150,000	The Charles Schwab Corp. Series G, 5.375%, to 6/01/25 (a) (b)	149,063
		238,070
Services - Equipment Rental & Leasing - 2.45%
100,000	Air Lease Corp., 3.625%, due 12/01/27	91,336
150,000	United Rentals, Inc., 3.875%, due 11/15/27	139,304
		230,640

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Services - Prepackaged Software - 1.52%
150,000	VMWare, Inc. 3.900%, due 8/21/27	$ 143,307

State Commercial Banks - 5.64%
150,000	Ally Financial, Inc. Series B, 4.700%, to 5/15/26 (a) (b)	123,747
150,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	152,812
150,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	142,421
150,000	SVB Financial Group, 4.100%, to 2/15/31 (a) (b)	112,555
		531,535
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.59%
150,000	Steel Dynamics, Inc., 5.000%, 12/15/26	149,842

Telephone Communications (No Radio Telephone) - 0.57%
50,000	Indiana Bell Tel Co., Inc., 7.300%, due 8/15/26	53,751

Television Broadcasting Stations - 0.59%
54,000	CBS Broadcasting, Inc., 7.125%, due 11/01/23	55,246

Wholesale - Groceries & Related Products - 1.74%
152,000	Sysco Corp., 6.500%, due 8/01/28	163,978

TOTAL FOR CORPORATE BONDS (Cost $6,078,488) - 60.03%		5,661,789

EXCHANGE TRADED FUND - 0.35%
1,000	iShares US Preferred Stock ETF	33,290
TOTAL FOR EXCHANGE TRADED FUND (Cost $37,982) - 0.35%		33,290

MUNICIPAL BONDS - 24.96% (c)

Arizona - 0.11%
10,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, due 7/01/26	10,540

California - 1.60%
50,000	Sacramento, CA Pension Oblg. Series A, 6.420%, due 8/01/23	51,163
95,000	Sacramento Cnty., CA Pension Oblg., 6.625%, due 8/01/24	99,642
		150,805
Connecticut - 0.22%
20,000	Stratford CT Taxable, 5.750%, due 8/15/30	20,388

Florida - 1.47%
150,000	North Miami Beach, FL, Water Revenue Series B, 2.311%, due 8/01/27	138,589

Georgia - 0.56%
50,000	Georgia Local Government, 4.750%, due 6/01/28	52,820

The accompanying notes are an integral part of these financial statements.

Annual Report | 26

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Illinois - 0.86%
45,000	Eastern IL University Build America Bond, 5.900%, due 4/01/23	$ 45,017
15,000	Rosemont, IL Ref Bds Series A, 5.375%, due 12/1/25	15,677
20,455	State of Illinois, 4.950%, due 6/01/23	20,551
		81,245
Indiana - 4.84%
140,000	Beech Grove, IN Sch Bldg. Corp., 2.850%, due 7/5/25	136,711
165,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 5.900%, due 7/15/26	165,294
100,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150%, due 7/15/27	100,224
30,000	Merrillville, IN, Multi Sch Bldg. Corp., Series B, 3.860%, due 7/15/23	30,036
25,000	Warsaw Industry Redevelopment District Tax Taxable Special Taxing District Series A, 4.750%, due 2/01/26	24,641
		456,906
Maryland - 1.12%
100,000	Baltimore MD, Brd of Sch Commissioners City Schs Revenue, 5.692%, due 12/15/25	105,232

Michigan - 2.05%
200,000	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	193,662

Missouri - 0.21%
20,000	Kansas City, MO Taxable Gen Obl Series B, 5.050%, due 2/01/23	20,021

New York - 4.89%
150,000	City of New York, NY, 1.980%, due 8/01/23	147,687
200,000	New York St Dorm Auth Revenues, 1.085%, 07/01/2024	189,940
125,000	Schenectady, NY Metroplex Development Authority Revenue Taxable Ref, 2.250%, due 8/01/23	123,399
		461,026
Ohio - 3.06%
100,000	Avon, OH, General Obligations Various Purpose Improvement Refunding Bonds, Series 2020, 0.955%, due 12/01/25	91,277
60,000	Bloom & Carroll Ohio Loc Sch Dist, 5.800%, due 12/01/25	63,465
20,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.060%, due 10/01/26	20,795
125,000	JobsOhio Beverage Sys Stwd Lien Liquor Profits Revenue Refunding Bonds, Series 2020A, 2.268%, due 1/01/28	113,337
		288,874
Oklahoma - 0.22%
20,000	Garfield County, OK, 6.000%, due 9/01/24	20,451

Oregon - 0.27%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.450%, due 6/30/24	25,631

Pennsylvania - 1.88%
200,000	East Norriton & Plymouth PA, Jt Swr Auth, 1.832%, due 8/01/28	177,560

The accompanying notes are an integral part of these financial statements.

Annual Report | 27

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Texas - 1.44%
20,000	Austin, TX Electric Utility System Revenue Taxable Series A, 2.524%, due 11/15/23	$ 19,699
25,000	City of Irving, TX, 5.657%, due 8/15/23	24,826
50,000	North Texas Tollway Authority, 8.410%, due 2/01/30	56,538
35,000	Texas St. Taxable Refunding Public Finance Authority Series C, 2.531%, due 10/01/23	34,590
		135,653
Wisconsin - 0.16%
15,000	Public Finance Authority, WI, 5.750%, due 6/01/23	14,880

TOTAL FOR MUNICIPAL BONDS (Cost $2,473,963) - 24.96%		2,354,283

PREFERRED SECURITIES - 6.70%

Asset Management - 0.77%
3,000	B Riley Financial, Inc., 6.50%, due 09/30/26	72,810

National Commercial Banks - 4.86%
100,000	BAC Capital Trust XIII Series F, 4.000% (3-month Libor + 0.40%) (b) **	75,794
100,000	Key Corp. Capital I, 3.01714%, due 7/01/28 (3-month US Libor + 0.74%) FRN	92,500
200,000	Mellon Capital IV Series 1, 4.00%, to 10/14/22 (3-month US Libor + 0.565%) (b) **	152,119
150,000	PNC Capital Trust C, 2.15043%, due 6/01/28 (3-month Libor + 0.57%) FRN	137,960
		458,373
State Commercial Banks - 1.07%
4,000	Medallion Bank Utah Series F, 8.000%, to 4/01/25 (a) (b)	100,400

TOTAL FOR PREFERRED SECURITIES (Cost $715,101) - 6.70%		631,583

STRUCTURED NOTES - 3.00% (c)

Security Brokers, Dealers & Flotation Companies - 3.00%
100,000	Goldman Sachs Group, Inc. Series MTN, 0.000%, Capped at 10% (Maturity Date 12/13/28) **	79,105
120,000	Goldman Sachs Group, Inc., 0.000%, Capped at 10%, (Maturity Date 11/13/28) **	97,200
114,000	Morgan Stanley, Series MTN, 0.000%, due 8/19/28 Capped at 10%**	87,210
25,000	Morgan Stanley, Series MTN, 0.100%, due 8/30/28, Capped at 12% **	18,921
		282,436

TOTAL FOR STRUCTURED NOTES (Cost $348,304) - 3.00%		282,436

MONEY MARKET FUND - 4.15%
391,397	Federated Treasury Obligation Fund - Institutional Shares 2.13% ** (Cost $391,397) - 4.15%	391,397

The accompanying notes are an integral part of these financial statements.

Annual Report | 28

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Value

TOTAL INVESTMENTS (Cost $10,045,235) - 99.19%	9,354,778

OTHER ASSETS LESS LIABILITIES, NET - 0.81%	76,321

NET ASSETS - 100.00%	$9,431,099

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(c) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2022.

FRN- Floating Rate Note is a debt instrument whose coupon rate is variable and is tied to a benchmark rate such as LIBOR or the US Treasury Bill rate.

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost. The use of LIBOR as a benchmark is in transition and will cease on June 30, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 29

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares/Principal		Value

COMMON STOCKS - 92.53%

Air Courier Services - 2.13%
2,235	FedEx Corp.	$ 471,160

Aircraft Engines & Engine Parts - 1.62%
1,890	Honeywell International, Inc.	357,871

Beverages - 1.95%
7,000	Coca-Cola Co.	431,970

Electric Services - 3.95%
10,260	NextEra Energy, Inc.	872,716

Electronic Computers - 3.62%
5,100	Apple, Inc.	801,822

Fire, Marine & Casualty Insurance - 2.54%
2,000	Berkshire Hathaway, Inc. Class B *	561,600

Hospital & Medical Service Plans - 5.42%
8,200	Centene Corp. *	735,868
890	UnitedHealth Group, Inc.	462,204
		1,198,072
Industrial Inorganic Chemicals - 2.17%
1,700	Linde PLC. (United Kingdom)	480,862

Industrial Instruments for Measurement, Display & Control - 1.73%
3,850	MKS Instruments, Inc.	383,498

Measuring & Controlling Devices - 3.21%
1,300	Thermo Fisher Scientific, Inc.	708,916

Motors & Generators - 0.50%
500	Generac Holdings, Inc. *	110,205

National Commercial Banks - 3.52%
12,000	Bank of America Corp.	403,320
3,300	JPMorgan Chase & Co.	375,309
		778,629
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.70%
1,825	Intuitive Surgical, Inc. *	375,475

Personal Credit Institutions - 1.98%
4,350	Discover Financial Services	437,131

Petroleum Refining - 3.25%
7,525	Exxon Mobil Corp.	719,315

The accompanying notes are an integral part of these financial statements.

Annual Report | 30

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Pharmaceutical Preparations - 6.34%
1,480	Eli Lilly & Co.	$ 445,820
3,065	Johnson & Johnson	494,507
5,400	Merck & Co., Inc.	460,944
		1,401,271
Railroads, Line-Haul Operating - 2.13%
2,100	Union Pacific Corp. Class B	471,471

Retail - Building Materials, Hardware, Garden Supply - 1.38%
1,650	Tractor Supply Co.	305,498

Retail - Catalog & Mail-Order Houses - 1.97%
3,440	Amazon.com, Inc. *	436,089

Retail - Drug Stores and Proprietary Stores - 4.95%
6,700	CVS Health Corp.	657,605
12,500	Walgreens Boots Alliance, Inc.	438,250
		1,095,855
Retail - Eating Places - 1.75%
242	Chipotle Mexican Grill, Inc. *	386,426

Retail - Lumber & Other Building Materials Dealers - 1.92%
1,470	Home Depot, Inc.	423,977

Retail - Retail Stores - 2.37%
1,250	Ulta Beauty, Inc. *	524,838

Semiconductors & Related Devices - 5.35%
3,963	Advanced Micro Devices, Inc. *	336,340
3,000	NVIDIA Corp.	452,820
4,000	Skyworks Solutions, Inc.	394,200
		1,183,360
Services - Business Services - 1.89%
2,100	Visa, Inc. Class A	417,291

Services - Computer Programming, Data Processing, Etc. - 5.19%
7,180	Alphabet, Inc. Class A *	777,020
2,275	Meta Platforms, Inc. Class A *	370,666
		1,147,686
Services - Equipment Rental & Leasing - 2.47%
1,870	United Rentals, Inc. *	546,115

Services - Medical Laboratories - 2.26%
2,220	Laboratory Corp. of America Holdings	500,099

Services - Miscellaneous Health & Allied Services - 2.09%
2,200	ICON PLC. (Ireland) *	461,626

The accompanying notes are an integral part of these financial statements.

Annual Report | 31

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Services - Prepackaged Software - 5.76%
1,140	Adobe, Inc. *	$ 425,722
3,400	Cloudflare, Inc. Class A *	212,738
2,430	Microsoft Corp.	635,372
		1,273,832
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.41%
2,260	Procter & Gamble Co.	311,744

State Commercial Banks - 0.56%
1,350	Silvergate Capital Corp. Class A *	123,012

Surgical & Medical Instruments & Apparatus - 1.76%
1,900	Stryker Corp.	389,880

Television Broadcasting Stations - 1.69%
13,700	Liberty Media Corp. - Liberty Braves Group Series C *	374,558

TOTAL FOR COMMON STOCKS (Cost $12,798,189) - 92.53%		20,463,870

REAL ESTATE INVESTMENT TRUST - 2.11%
1,840	American Tower Corp.	467,452
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $300,523) - 2.11%		467,452

MONEY MARKET FUND - 5.35%
1,182,972	Federated Treasury Obligation Fund - Institutional Shares 2.13% ** (Cost $1,182,972) - 5.35%	1,182,972

TOTAL INVESTMENTS (Cost $14,281,684) - 99.99%		22,114,294

OTHER ASSETS LESS LIABILITIES, NET - 0.01%		3,148

NET ASSETS - 100.00%		$22,117,442

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report | 32

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares/Principal		Value

COMMON STOCKS - 85.00%

Beverages - 2.04%
2,900	PepsiCo, Inc.	$ 499,583

Bottled & Canned Soft Drinks & Carbonated Waters - 2.54%
10,200	Coca-Cola FEMSA S.A.B. de C.V. ADR Series L	624,546

Canned, Frozen & Preservd Fruit, Vegetable & Food Specialties - 1.93%
12,700	Kraft Heinz Co.	474,980

Computer & Office Equipment - 3.86%
10,300	Cisco Systems, Inc.	460,616
3,800	International Business Machines Corp.	488,110
		948,726
Construction Machinery & Equipment - 1.82%
2,425	Caterpillar, Inc.	447,922

Electric & Other Services Combined - 6.74%
6,750	Consolidated Edison, Inc.	659,745
5,082	Duke Energy Corp.	543,317
10,300	Exelon Corp.	452,273
		1,655,335
Electric Services - 9.71%
6,450	American Electric Power Co., Inc.	646,290
4,800	Entergy Corp.	553,440
13,160	NRG Energy, Inc.	543,245
8,300	Southern Co.	639,681
		2,382,656
Finance Services - 1.83%
32,000	Hercules Capital, Inc.	450,240

Fire, Marine & Casualty Insurance - 1.65%
3,300	Progressive Corp.	404,745

Gas & Other Services Combined - 1.93%
12,000	UGI Corp.	474,000

Guided Missiles & Space Vehicles & Parts - 2.18%
1,275	Lockheed Martin Corp.	535,640

National Commercial Banks - 4.96%
3,650	JPMorgan Chase & Co.	415,114
37,000	Regions Financial Corp.	801,790
		1,216,904
Natural Gas Transmission - 2.34%
31,400	Kinder Morgan, Inc.	575,248

The accompanying notes are an integral part of these financial statements.

Annual Report | 33

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Paper Mills - 1.87%
19,400	Mativ Holdings, Inc.	$ 458,228

Petroleum Refining - 4.61%
15,000	BP PLC. ADR	462,600
4,230	Chevron Corp.	668,594
		1,131,194
Pharmaceutical Preparations - 13.58%
6,350	AbbVie, Inc.	853,821
6,970	Bristol Myers Squibb Co.	469,848
2,500	Johnson & Johnson	403,350
7,490	Merck & Co., Inc.	639,346
10,300	Organon & Co.	293,859
14,900	Pfizer, Inc.	673,927
		3,334,151
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.31%
6,300	Dow, Inc.	321,300

Retail - Department Stores - 1.16%
10,000	Kohls Corp.	284,200

Retail - Drug Stores and Proprietary Stores - 4.56%
6,400	CVS Health Corp.	628,160
14,000	Walgreens Boots Alliance, Inc.	490,840
		1,119,000
Semiconductors & Related Devices - 5.12%
865	Broadcom, Inc.	431,730
12,000	Intel Corp.	383,040
2,670	Texas Instruments, Inc.	441,111
		1,255,881
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.41%
4,282	Procter & Gamble Co.	590,659

Surgical & Medical Instruments & Apparatus - 1.27%
2,500	3M Co.	310,875

Telephone Communications (No Radio Telephone) - 3.16%
7,400	BCE, Inc.	356,680
10,000	Verizon Communications, Inc.	418,100
		774,780
Trucking & Courier Services - 2.42%
3,050	United Parcel Service, Inc. Class B	593,255

TOTAL FOR COMMON STOCKS (Cost $17,024,487) - 85.00%		20,864,048

The accompanying notes are an integral part of these financial statements.

Annual Report | 34

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

REAL ESTATE INVESTMENT TRUSTS - 8.67%
2,700	Crown Castle International Corp.	$ 461,241
3,400	Digital Realty Trust, Inc.	420,342
12,000	Iron Mountain, Inc.	631,320
7,320	W.P. Carey, Inc.	615,100
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,468,688) - 8.67%		2,128,003

MONEY MARKET FUND - 5.93%
1,454,597	Federated Treasury Obligation Fund - Institutional Shares 2.13% ** (Cost $1,454,597) - 5.93%	1,454,597

TOTAL INVESTMENTS (Cost $19,947,772) - 99.60%		24,446,648

OTHER ASSETS LESS LIABILITIES, NET - 0.40%		98,611

NET ASSETS - 100.00%		$24,545,259

** Variable rate security; the coupon rate shown represents the yield at August 31, 2022.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report | 35

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares/Principal		Value

COMMON STOCKS - 90.66%

Computer Communications Equipment - 1.87%
1,438	Cisco Systems, Inc.	$ 64,307

Crude Petroleum & Natural Gas - 5.53%
3,800	Coterra Energy, Inc. Class A	117,458
1,027	Devon Energy Corp.	72,527
		189,985
Electric Services - 5.18%
1,250	NextEra Energy, Inc.	106,325
1,742	NRG Energy, Inc.	71,910
		178,235
Household Appliances - 2.13%
1,300	Smith A.O. Corp.	73,385

Industrial Organic Chemicals - 1.73%
716	LyondellBasell Industries N.V. Class A	59,428

Investment Advice - 2.26%
290	Ameriprise Financial, Inc.	77,723

Metal Mining - 1.69%
3,357	Cleveland-Cliffs, Inc. *	57,975

Natural Gas Distribution - 2.97%
900	Atmos Energy Corp.	102,042

Natural Gas Transmission - 2.87%
5,390	Kinder Morgan, Inc.	98,745

Operative Builders - 2.02%
1,710	PulteGroup, Inc.	69,529

Petroleum Refining - 4.02%
1,370	Marathon Petroleum Corp.	138,028

Pharmaceutical Preparations - 6.80%
563	Johnson & Johnson	90,834
886	Merck & Co., Inc.	75,629
1,488	Pfizer, Inc.	67,302
		233,765
Poultry Slaughtering and Processing - 1.99%
907	Tyson Foods, Inc. Class A	68,370

Radio & Tv Broadcasting & Communications Equipment - 2.08%
540	Qualcomm, Inc.	71,426

The accompanying notes are an integral part of these financial statements.

Annual Report | 36

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Real Estate - 2.11%
920	CBRE Group, Inc. Class A *	$ 72,643

Retail - Building Materials, Hardware, Garden Supply - 2.47%
459	Tractor Supply Co.	84,984

Retail - Radio, TV & Consumer Electronics Stores - 1.83%
890	Best Buy Co., Inc.	62,914

Retail - Variety Stores - 4.88%
180	Costco Wholesale Corp.	93,978
460	Target Corp.	73,756
		167,734
Security & Commodity Brokers, Dealers, Exchanges & Services - 2.22%
635	T. Rowe Price Group, Inc.	76,200

Semiconductors & Related Devices - 4.07%
1,995	Intel Corp.	63,680
775	Skyworks Solutions, Inc.	76,376
		140,056
Services - Advertising Agencies - 1.97%
2,450	Interpublic Group of Cos., Inc.	67,718

Services - Business Services - 2.54%
440	Visa, Inc. Class A	87,432

Services - Computer Programming, Data Processing, Etc. - 2.33%
740	Alphabet, Inc. Class A *	80,083

Services - Help Supply Services - 1.95%
872	Robert Half International, Inc.	67,118

Services - Medical Laboratories - 2.62%
720	Quest Diagnostics, Inc.	90,223

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 6.27%
768	Nucor Corp.	102,098
1,405	Steel Dynamics, Inc.	113,412
		215,510
Sugar & Confectionery Products - 3.30%
505	Hershey Co.	113,458

Surgical & Medical Instruments & Apparatus - 1.83%
505	3M Co.	62,797

Television Broadcasting Stations - 2.39%
2,400	Fox Corp. Class A	82,032

The accompanying notes are an integral part of these financial statements.

Annual Report | 37

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Title Insurance - 2.30%
2,025	Fidelity National Financial, Inc.	$ 79,178

Trucking & Courier Services (No Air) - 2.44%
432	United Parcel Services, Inc. Class B	84,028

TOTAL FOR COMMON STOCKS (Cost $3,263,277) - 90.66%		3,117,051

REAL ESTATE INVESTMENT TRUSTS - 5.27%
3,365	VICI Properties, Inc.	111,011
2,057	Weyerhaeuser Co.	70,267
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $185,105) - 5.27%		181,278

MONEY MARKET FUND - 4.13%
142,057	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class - 2.04% ** (Cost $142,057) - 4.13%	142,057

TOTAL INVESTMENTS (Cost $3,590,439) - 100.06%		3,440,386

LIABILITIES LESS OTHER ASSETS, NET - (0.06)%		(1,966)

NET ASSETS - 100.00%		$3,438,420

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report | 38

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares/Principal		Value

COMMON STOCKS - 90.56%

Biological Products (No Diagnostic Substances) - 1.88%
365	Repligen Corp. *	$ 80,070

Chemicals & Allied Products - 1.24%
401	Balchem Corp.	52,860

Computer Communications Equipment - 1.46%
1,395	Cisco Systems, Inc.	62,384

Crude Petroleum & Natural Gas - 6.66%
1,400	Matador Resources Co.	83,440
955	PDC Energy, Inc.	64,854
2,300	Range Resources Corp. *	75,578
8,000	Southwestern Energy Co. *	59,920
		283,792
Electromedical & Electrotherapeutic Apparatus - 1.35%
391	Masimo Corp. *	57,434

Electronic Computers - 2.46%
361	Apple, Inc.	56,756
469	Omnicell, Inc. *	47,974
		104,730
Fabricated Plate Work (Boiler Shops) - 1.44%
317	Chart Industries, Inc. *	61,454

Fabricated Rubber Products - 1.73%
250	Carlisle Cos., Inc.	73,915

Finance Services - 0.94%
400	Walker & Dunlop, Inc.	40,184

Fire, Marine & Casualty Insurance - 1.48%
224	Berkshire Hathaway, Inc. Class B *	62,899

General Industrial Machinery & Equipment - 1.60%
300	Nordson Corp.	68,151

Hospital & Medical Service Plans - 4.27%
224	Molina Healthcare, Inc. *	75,571
515	Trupanion, Inc. *	36,349
135	UnitedHealth Group, Inc.	70,110
		182,030
Industrial Instruments for Measurement, Display & Control - 0.86%
867	Cognex Corp.	36,509

The accompanying notes are an integral part of these financial statements.

Annual Report | 39

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Lumber & Wood Products (No Furniture) - 0.99%
900	Trex Co., Inc. *	$ 42,111

Measuring & Controlling Devices - 2.35%
640	Onto Innovation, Inc. *	45,434
100	Thermo Fisher Scientific, Inc.	54,532
		99,966
Miscellaneous Fabricated Metal Products - 1.43%
440	Watts Water Technologies, Inc. Class A	60,949

Motor Vehicles & Passenger Car Bodies - 1.07%
165	Tesla, Inc. *	45,476

Motors & Generators - 1.13%
350	Regal Rexnord Corp.	48,157

National Commercial Banks - 3.13%
2,013	Bank of America Corp.	67,657
577	JPMorgan Chase & Co.	65,622
		133,279
Natural Gas Transmission - 2.47%
1,545	Targa Resources Corp.	105,415

Operative Builders - 0.92%
500	Meritage Homes Corp. *	39,175

Paints, Varnishes, Lacquers, Enamels, & Allied Products - 1.59%
725	RPM International, Inc.	67,541

Pharmaceutical Preparations - 2.64%
389	Johnson & Johnson	62,761
1,100	Pfizer, Inc.	49,753
		112,514
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.41%
240	Rogers Corp. *	60,125

Pumps & Pumping Equipment - 1.27%
848	Graco, Inc.	54,136

Real Estate Agents & Managers (For Others) - 0.81%
200	Jones Lang LaSalle, Inc. *	34,600

Retail - Catalog & Mail-Order Houses - 1.19%
400	Amazon.com, Inc. *	50,708

Retail - Home Furniture, Furnishings & Equipment Stores - 1.31%
375	Williams-Sonoma, Inc.	55,781

The accompanying notes are an integral part of these financial statements.

Annual Report | 40

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Retail - Jewelry Stores - 1.07%
700	Signet Jewelers Ltd. (Bermuda)	$ 45,759

Retail - Lumber & Other Building Materials Dealers - 2.28%
700	Builders FirstSource, Inc. *	41,027
195	Home Depot, Inc.	56,242
		97,269
Retail - Variety Stores - 0.90%
300	Five Below, Inc. *	38,364

Sawmills & Planting Mills, General - 1.36%
730	UFP Industries, Inc.	57,955

Semiconductors & Related Devices - 5.09%
100	Broadcom, Inc.	49,911
575	Diodes, Inc. *	40,923
850	Maxlinear, Inc. *	30,541
220	NVIDIA Corp.	33,207
550	Wolfspeed, Inc. *	62,409
		216,991
Services - Business Services - 6.69%
150	Accenture Plc. Class A (Ireland)	43,269
400	ExlService Holdings, Inc. *	67,084
141	Fair Isaac Corp. *	63,365
165	MasterCard, Inc. Class A	53,521
292	Visa, Inc. Class A	58,023
		285,262
Services - Computer Programming, Data Processing - 3.46%
500	Alphabet, Inc. Class A *	54,110
540	Alphabet, Inc. Class C *	58,941
212	Meta Platforms, Inc. Class A *	34,541
		147,592
Services - Help Supply Services - 1.20%
500	AMN Healthcare Services, Inc. *	51,320

Services - Management Consulting Services - 1.30%
588	Exponent, Inc.	55,190

Services - Miscellaneous Amusement & Recreation - 0.74%
280	Walt Disney Co. *	31,382

Services - Personal Services - 1.30%
900	Services Corp. International	55,539

Services - Prepackaged Software - 3.03%
76	Adobe, Inc. *	28,382
220	Microsoft Corp.	57,523
353	SPS Commerce, Inc. *	43,108
		129,013

The accompanying notes are an integral part of these financial statements.

Annual Report | 41

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares/Principal		Value

Services - Skilled Nursing Care Facilities - 1.24%
621	Ensign Group, Inc.	$ 52,971

Services - Video Tape Rental - 1.43%
272	Netflix, Inc. *	60,808

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.86%
266	Procter & Gamble Co.	36,692

Special Industry Machinery (No Metalworking Machinery) - 1.04%
427	John Bean Technologies Corp.	44,092

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.89%
1,000	Steel Dynamics, Inc.	80,720

Telephone & Telegraph Apparatus - 2.34%
850	Ciena Corp. *	43,129
550	Fabrinet (Thailand) *	56,562
		99,691
Water Supply - 2.26%
1,959	Essential Utilities, Inc.	96,285

TOTAL FOR COMMON STOCKS (Cost $4,102,307) - 90.56%		3,859,240

REAL ESTATE INVESTMENT TRUST - 5.62%
900	Agree Realty Corp.	67,788
325	Camden Property Trust	41,766
425	Life Storage, Inc.	54,081
1,800	Medical Properties Trust, Inc.	26,298
800	Rexford Industrials Realty, Inc.	49,768
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $284,554) - 5.62%		239,701

MONEY MARKET FUND - 3.93%
167,391	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class - 2.04% ** (Cost $167,391) - 3.93%	167,391

TOTAL INVESTMENTS (Cost $4,554,252) - 100.11%		4,266,332

LIABILITIES LESS OTHER ASSETS, NET - (0.11)%		(4,752)

NET ASSETS - 100.00%		$4,261,580

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report | 42

ARCHER FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AUGUST 31, 2022

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Assets:						
Investments in Securities, at Value (Cost $32,399,454, $10,045,235, $14,281,684, $19,947,772, $3,590,439, and $4,554,252, respectively)	$ 44,076,246	$ 9,354,778	$ 22,114,294	$ 24,446,648	$ 3,440,386	$ 4,266,332
Cash	2,500	-	-	-	-	-
Receivables:						
Shareholder Subscriptions	20,025	4,621	14,181	9,233	3,404	-
Due from Advisor	-	498	-	-	42	-
Interest	105,719	78,380	2,261	3,006	221	279
Dividend	70,549	-	40,619	97,956	10,754	3,445
Prepaid Expenses	16,737	7,886	10,874	15,634	368	4,442
Total Assets	44,291,776	9,446,163	22,182,229	24,572,477	3,455,175	4,274,498
Liabilities:						
Payables:						
Shareholder Redemptions	24,178	-	34,391	-	-	-
Due to Advisor	32,653	-	16,730	12,245	-	347
Due to Compliance Officer	265	126	99	102	13	48
Due to Trustees	1,740	393	894	794	121	196
Due to Transfer Agent	4,069	2,997	2,859	4,424	1,136	1,057
Accrued Expenses	14,282	11,548	9,814	9,653	15,485	11,270
Total Liabilities	77,187	15,064	64,787	27,218	16,755	12,918
Net Assets	$ 44,214,589	$ 9,431,099	$ 22,117,442	$ 24,545,259	$ 3,438,420	$ 4,261,580
Net Assets Consist of:						
Paid In Capital	$ 31,564,471	$ 10,527,145	$ 13,693,570	$ 21,277,604	$ 3,407,196	$ 4,240,471
Distributable Earnings (Deficit)	12,650,118	(1,096,046)	8,423,872	3,267,655	31,224	21,109
Net Assets (unlimited shares authorized; 2,951,065, 524,323 387,309, 1,017,262, 159,804, and 388,596 shares outstanding, respectively)	$ 44,214,589	$ 9,431,099	$ 22,117,442	$ 24,545,259	$ 3,438,420	$ 4,261,580
Net Asset Value and Offering Price Per Share	$ 14.98	$ 17.99	$ 57.11	$ 24.13	$ 21.52	$ 10.97
Redemption Price Per Share ($14.98 x 0.99), ($17.99 x 0.99), ($57.11 x 0.99), ($24.13 x 0.99), (21.51 x 0.99), & ($10.97 x 0.99), respectively *	$ 14.83	$ 17.81	$ 56.53	$ 23.89	$ 21.30	$ 10.86

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Annual Report | 43

ARCHER  FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2022

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Annual Report | 44

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 45

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 46

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 47

ARCHER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 48

ARCHER FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 49

ARCHER MULTI CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 50

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 51

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Net Asset Value, at Beginning of Year	$ 19.76	$ 19.51	$ 19.47	$ 18.89	$ 19.44
Income (Loss) From Investment Operations:					
Net Investment Income *	0.47	0.51	0.51	0.53	0.53
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.77)	0.26	0.05	0.58	(0.54)
Total from Investment Operations	(1.30)	0.77	0.56	1.11	(0.01)
Distributions:					
Net Investment Income	(0.47)	(0.52)	(0.52)	(0.53)	(0.54)
Total from Distributions	(0.47)	(0.52)	(0.52)	(0.53)	(0.54)
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 17.99	$ 19.76	$ 19.51	$ 19.47	$ 18.89
Total Return ***	(6.66)%	3.97%	2.93%	6.00%	(0.05)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 9,431	$ 11,309	$ 11,715	$ 11,933	$ 11,489
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.83%	1.73%	1.71%	1.68%	1.68%
Ratio of Net Investment Income to Average Net Assets	1.60%	1.84%	1.91%	2.06%	2.06%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of Net Investment Income to Average Net Assets	2.47%	2.61%	2.67%	2.79%	2.78%
Portfolio Turnover	14.52%	29.76%	20.48%	11.64%	17.70%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 52

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Net Asset Value, at Beginning of Year	$ 71.62	$ 54.69	$ 45.90	$ 51.04	$ 42.87
Income (Loss) From Investment Operations:					
Net Investment Income (Loss) *	(0.09)	(0.15)	0.10	0.17	(0.10)
Net Gain (Loss) on Securities (Realized and Unrealized)	(11.58)	17.09	11.03	(3.99)	8.27
Total from Investment Operations	(11.67)	16.94	11.13	(3.82)	8.17
Distributions:					
Net Investment Income	-	(0.01)	(0.15)	(0.13)	-
Realized Gains	(2.84)	-	(2.19)	(1.19)	-
Total from Distributions	(2.84)	(0.01)	(2.34)	(1.32)	-
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 57.11	$ 71.62	$ 54.69	$ 45.90	$ 51.04
Total Return ***	(17.09)%	30.97%	24.99%	(7.14)%	19.06%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 22,117	$ 27,990	$ 21,889	$ 17,650	$ 17,742
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.46%	1.74%	1.76%
Ratio of Net Investment Loss to Average Net Assets	(0.29)%	(0.40)%	(0.02)%	(0.13)%	(0.70)%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	1.23%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%	(0.24)%	0.22%	0.38%	(0.22)%
Portfolio Turnover	8.04%	14.90%	22.05%	95.51%	31.43%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 53

ARCHER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Net Asset Value, at Beginning of Year	$ 24.02	$ 18.99	$ 21.36	$ 22.52	$ 20.21
Income (Loss) From Investment Operations:					
Net Investment Income *	0.58	0.53	0.69	0.63	0.60
Net Gain (Loss) on Securities (Realized and Unrealized)	0.03	5.02	(2.35)	(1.16)	2.26
Total from Investment Operations	0.61	5.55	(1.66)	(0.53)	2.86
Distributions:					
Net Investment Income	(0.50)	(0.52)	(0.71)	(0.63)	(0.55)
Total from Distributions	(0.50)	(0.52)	(0.71)	(0.63)	(0.55)
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 24.13	$ 24.02	$ 18.99	$ 21.36	$ 22.52
Total Return ***	2.51%	29.56%	(7.87)%	(2.30)%	14.29%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 24,545	$ 23,596	$ 17,504	$ 17,809	$ 16,618
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.38%	1.44%	1.49%	1.72%	1.84%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.02%	2.90%	2.23%	1.94%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.34%	2.47%	3.40%	2.96%	2.78%
Portfolio Turnover	18.05%	25.30%	37.00%	19.29%	33.03%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 54

ARCHER FOCUS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

Annual Report | 55

ARCHER MULTI CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

Years Ended		Period Ended	
	8/31/2022	8/31/2021	8/31/2020	+
Net Asset Value, at Beginning of Period	$ 13.50	$ 10.32	$ 10.00	
Income (Loss) From Investment Operations:				
Net Investment Income (Loss) *	(0.02)	(0.03)	0.04	
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.29)	3.23	0.31	
Total from Investment Operations	(2.31)	3.20	0.35	
Distributions:				
Net Investment Income	- **	(0.02)	(0.03)	
Realized Gains	(0.22)	-	-	
Total from Distributions	(0.22)	(0.02)	(0.03)	
Proceeds from Redemption Fees **	-	-	-	
Net Asset Value, at End of Period	$ 10.97	$ 13.50	$ 10.32	
Total Return ***	(17.42)%	31.07%	3.55%	(b)
Ratios/Supplemental Data:				
Net Assets at End of Period (Thousands)	$ 4,262	$ 4,856	$ 2,274	
Before Waivers and Reimbursements				
Ratio of Expenses to Average Net Assets	1.98%	2.39%	3.05%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.16)%	(1.70)%	(1.51)%	(a)
After Waivers and Reimbursements				
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	(0.26)%	0.58%	(a)
Portfolio Turnover	62.50%	39.02%	39.09%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

Annual Report | 56

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2022

 NOTE 1.  ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of six funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Dividend Growth Fund (the “Dividend Growth Fund”), each a diversified fund, and the Archer Focus Fund (the “Focus Fund), and the Archer Multi Cap Fund (the “Multi Cap Fund), each a non-diversified fund, (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on September 27, 2005. The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation. The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation. The Focus Fund and Multi Cap Fund each commenced operations on December 30, 2019. The investment objective of the Focus Fund is long-term growth of capital. The investment objective of the Multi Cap Fund is long-term growth of capital. The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”). See Note 5 for additional information regarding the Advisor.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years

Annual Report | 57

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

(2019-2021) or expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2022, the Funds did not incur any interest or penalties.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the straight line method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expect that distributions will consist primarily of ordinary income. The Stock Fund, Focus Fund, and Multi Cap Fund may distribute dividends quarterly and capital gains annually, and expect that distributions will consist primarily of ordinary income. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee. The Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2022, the Balanced Fund, Income Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund collected $320, $116, $253, $978, $22, and $10 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by

Annual Report | 58

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. See Note 4 for additional information related to Structured Notes.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTE 3.  SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a

Annual Report | 59

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the

Annual Report | 60

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, municipal bonds, preferred bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2022:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 28,135,128	$ -	$ -	$ 28,135,128
Corporate Bonds *	-	8,995,236	-	8,995,236
Exchange Traded Funds	914,252	-	-	914,252
Municipal Bonds	-	2,934,783	-	2,934,783
Real Estate Investment Trust	2,184,638	-	-	2,184,638
Preferred Securities *	308,340	403,770	-	712,110
Structured Notes *	-	173,148	-	173,148
Short-Term Investment	26,951	-	-	26,951
	$ 31,569,309	$12,506,937	$ -	$ 44,076,246

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2022:

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INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds *	$ -	$ 5,661,789	$ -	$ 5,661,789
Exchange Traded Funds	33,290	-	-	33,290
Municipal Bonds	-	2,354,283	-	2,354,283
Preferred Securities *	173,210	458,373	-	631,583
Structured Notes *	-	282,436	-	282,436
Short-Term Investment	391,397	-	-	391,397
	$ 597,897	$ 8,756,881	$ -	$ 9,354,778

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The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2022:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 20,463,870	$ -	$ -	$20,463,870
Real Estate Investment Trusts	467,452			467,452
Short-Term Investment	1,182,972	-	-	1,182,972
	$ 22,114,294	$ -	$ -	$22,114,294

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2022:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 20,864,048	$ -	$ -	$ 20,864,048
Real Estate Investment Trusts	2,128,003	-	-	2,128,003
Short-Term Investment	1,454,597	-	-	1,454,597
	$ 24,446,648	$ -	$ -	$ 24,446,648

The following table summarizes the inputs used to value Focus Fund’s assets measured at fair value as of August 31, 2022:

FOCUS FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 3,117,051	$ -	$ -	$ 3,117,051
Real Estate Investment Trusts	181,278	-	-	181,278
Short-Term Investment	142,057	-	-	142,057
	$ 3,440,386	$ -	$ -	$ 3,440,386

The following table summarizes the inputs used to value Multi Cap Fund’s assets measured at fair value as of August 31, 2022:

MULTI CAP FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 3,859,240	$ -	$ -	$ 3,859,240
Real Estate Investment Trusts	239,701	-	-	239,701
Short-Term Investment	167,391	-	-	167,391
	$ 4,266,332	$ -	$ -	$ 4,266,332

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended August 31, 2022; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

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NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use certain options (both traded on an exchange and over-the-counter), futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

As of August 31, 2022, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2022.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund

    $    173,148

Income Fund

    $    282,436

Unrealized gains and losses on derivatives during the year ended August 31, 2022, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Derivatives” as follows:

Balanced Fund

 $ (48,836)

Income Fund

 $ (70,256)

There were no realized gains or losses on sales of Structured Notes, included in the Statement of Operations, in the location, “Net Realized Gain on Investments” for the year ended August 31, 2022 for the Balanced and Income Funds, respectively.

NOTE 5.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of each Fund’s average daily net assets.  For the year ended August 31, 2022, the Advisor accrued fees of $242,441 for the Balanced Fund, $50,543 for the Income Fund, $125,992 for the Stock Fund, $123,436 for the Dividend Growth Fund, $18,468 for the Focus Fund, and $22,882 for the Multi Cap Fund, before the waivers and reimbursements described below. At August 31, 2022, the Balanced Fund owed the Advisor $13,151, the Advisor waived all fees and owed the Income Fund $4,532 for reimbursement of expenses, the Stock Fund owed the Advisor $6,757, Dividend Growth Fund owed the Advisor $1,435, the Advisor waived all fees and owed the Focus Fund $1,887 for reimbursement of expenses, and the Advisor waived all fees and owed the Multi Cap Fund $2,236 for reimbursement of expenses, in advisory fees.

The Advisor also performs administrative duties for the Funds including all regulatory reporting and necessary office equipment, personnel and facilities, in which the Advisor

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receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2022, the Advisor earned administrative fees of $241,448 for the Balanced Fund, $50,543 for the Income Fund, $125,826 for the Stock Fund, $123,436 for the Dividend Growth Fund, $30,415 for the Focus Fund, and $30,415 for the Multi Cap Fund. At August 31, 2022, the Balanced Fund owed the Advisor $19,502, the Income Fund owed the Advisor $4,034, the Stock Fund owed the Advisor $9,973, the Dividend Growth Fund owed the Advisor $10,810, the Focus Fund owed the Advisor $2,583, and the Multi Cap Fund owed the Advisor $2,583 in administrative fees.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2022, the Advisor waived fees of $47,506.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2025 totaled $142,414.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2022 were as follows:

Subject to Repayment
Amount	by August 31,
$ 63,223	2023
$ 31,685	2024
$ 47,506	2025

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 0.96% of the Income Fund’s average daily net assets. For the year ended August 31, 2022, the Advisor waived fees of $88,259 and reimbursed the Income Fund $16,996 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund

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Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.96% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2025 totaled $264,556.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2022 were as follows:

Subject to Repayment
Amount	by August 31,
$ 87,409	2023
$ 88,888	2024
$ 88,259	2025

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests)  do not exceed 1.23% of the Stock Fund’s average daily net assets.  For the year ended August 31, 2022, the Advisor waived fees of $37,281.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.23% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2025 totaled $119,742.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2022 were as follows:

Subject to Repayment
Amount	by August 31,
$ 45,043	2023
$ 37,418	2024
$ 37,281	2025

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Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year ended August 31, 2022, the Advisor waived fees of $98,432.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2025 totaled $282,390.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2022 were as follows:

Subject to Repayment
Amount	by August 31,
$ 91,827	2023
$ 92,131	2024
$ 98,432	2025

Archer Focus Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Focus Fund invests) do not exceed 0.98% of the Focus Fund’s average daily net assets. For the year ended August 31, 2022, the Advisor waived fees of $48,883 and reimbursed the Focus Fund $11,187 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2025 totaled $157,210.

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AUGUST 31, 2022

The amounts subject to repayment by the Focus Fund, pursuant to the aforementioned conditions, at August 31, 2022 were as follows:

Subject to Repayment
Amount	by August 31,
$ 37,960	2023
$ 59,180	2024
$ 60,070	2025

Archer Multi Cap Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Multi Cap invests) do not exceed 0.95% of the Multi Cap Fund’s average daily net assets. For the year ended August 31, 2022, the Advisor waived fees of $46,990.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.95% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2025 totaled $132,436.

The amounts subject to repayment by the Multi Cap Fund, pursuant to the aforementioned conditions, at August 31, 2022 were as follows:

Subject to Repayment
Amount	by August 31,
$ 34,482	2023
$ 50,964	2024
$ 46,990	2025

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”). MSS is the transfer agent and fund accountant of the Funds. For the year ended August 31, 2022, MSS earned fees of $176,994 from the Trust. The Focus Fund and Multi Cap Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million.

Brandon Pokersnik is the chief compliance officer of the Trust as of November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. For the year ended August 31, 2022, Mr. Pokersnik earned fees of $6,406 from the Trust.

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AUGUST 31, 2022

Troy Patton is an officer of the Trust and President of the Adviser, and therefore an interested person. There are certain shareholders of the Funds that also have a direct, regular discretionary investment accounts with the Adviser. As compensation for its management services for these particular shareholder accounts, the Adviser’s annual fee shall be 1% of the market value of the assets under management. These fees are in addition to the Management Fees earned by the Adviser as reported on the Statement of Operations of each Fund and are included in shareholder redemptions in each Fund’s Statement of Changes in Net Assets. For the year ended August 31, 2022, the Advisor earned fees from these shareholder accounts in the amount of $5,718 from the Balanced Fund, the Advisor owed $31 to the Income Fund, the Advisor earned $2,474 from the Stock Fund, the Advisor earned $409 from the Dividend Growth Fund, and the Advisor earned $24 from the Focus Fund.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $3,008,405 and $4,172,328, respectively.

Archer Income Fund

For the year ended August 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $1,393,463 and $2,634,833, respectively.

Archer Stock Fund

For the year ended August 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $1,957,397 and $4,076,494, respectively.

Archer Dividend Growth Fund

For the year ended August 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $4,588,904 and $4,226,822, respectively.

Archer Focus Fund

For the year ended August 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,299,817 and $2,295,019, respectively.

Archer Multi Cap Fund

For the year ended August 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,872,043 and $2,787,012, respectively.

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NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2022, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 32% of the voting securities of the Balanced Fund, approximately 31% of the voting securities of the Income Fund, approximately 38% of the voting securities of the Stock Fund, and approximately 34% of the voting securities of the Dividend Growth Fund, and may be deemed to control each of the respective Funds. As of August 31, 2022, Wells Fargo Clearing Services, LLC., for the benefit of its customers owned, in aggregate, approximately 27% of the voting securities of the Balanced Fund, approximately 31% of the voting securities of the Income Fund, approximately 26% of the voting securities of the Stock Fund, approximately 36% of the Dividend Growth Fund, approximately 71% of the Focus Fund, and approximately 90% of the Multi Cap Fund. As of August 31, 2022, NFS, LLC., for the benefit of its customers owned, in aggregate, approximately 27% of the Dividend Growth Fund.

NOTE 8.  TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of August 31, 2022, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Unrealized Appreciation/(Depreciation)	$11,670,297	$ (690,457)	$7,832,610	$ 4,498,876	$(150,053)	$(289,954)
Undistributed Ordinary Income	122,157	-	-	93,975	116,125	-
Deferral of Post-December Ordinary Losses	-	-	(2,142)	-	-	-
Deferral of Post-October Losses	-	(1,829)	-	-	-	-
Undistributed long-term capital gains	857,664	-	593,404	-	65,152	311,063
Capital loss carryforward: +
Short term (no expiration)	-	(197,932)	-	(1,298,534)	-	-
Long term (no expiration)	-	(205,828)	-	(26,662)	-	-
Total Distributable Earnings/(Deficit)	$12,650,118	$(1,096,046)	$8,423,872	$ 3,267,655	$ 31,224	$ 21,109

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December ordinary losses are determined only at the end of each fiscal year. The Multi Cap Fund recorded a permanent book/tax difference of $19,673 from net investment loss to paid in capital. The Stock Fund recorded a permanent book/tax difference of $32,655 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Funds and is designed generally to present undistributed income and net realized gain on a tax basis, which is considered to be more informative to shareholders.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

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As of August 31, 2022 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund

Gross unrealized appreciation on investment securities	$13,357,081	$ 6,047	$ 8,146,976	$ 5,120,788	$ 250,881	$ 395,581
Gross unrealized depreciation on investment securities	(1,686,784)	(696,504)	(314,366)	(621,912)	(400,934)	(685,535)
Net unrealized appreciation/(depreciation)	$11,670,297	$ (690,457)	$ 7,832,610	$ 4,498,876	$(150,053)	$ (289,954)

Tax cost of investments (including short-term investments) *	$32,405,949	$ 10,045,235	$14,281,684	$19,947,772	$3,590,439	$ 4,556,286

* The difference between book and tax cost represents disallowed wash sales for tax purposes for the Balanced Fund and Multi Cap Fund.

The Funds paid the following distributions for the years ended August 31, 2022 and 2021, as applicable:

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2022	$ 469,788	Ordinary Income
Balanced Fund	8/31/2022	$ 471,298	Long Term Capital Gain

Income Fund	8/31/2022	$ 249,892	Ordinary Income

Stock Fund	8/31/2022	$ 1,063,473	Long Term Capital Gain

Dividend Growth Fund	8/31/2022	$ 507,765	Ordinary Income

Focus Fund	8/31/2022	$ 236,391	Ordinary Income
Focus Fund	8/31/2022	$ 125,592	Long Term Capital Gain

Multi Cap Fund	8/31/2022	$ 283	Ordinary Income
Multi Cap Fund	8/31/2022	$ 79,555	Long Term Capital Gain

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2021	$ 498,529	Ordinary Income

Income Fund	8/31/2021	$ 302,219	Ordinary Income

Stock Fund	8/31/2021	$ 2,136	Ordinary Income

Dividend Growth Fund	8/31/2021	$ 489,697	Ordinary Income

Focus Fund	8/31/2021	$ 13,484	Ordinary Income

Multi Cap Fund	8/31/2021	$ 5,143	Ordinary Income

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AUGUST 31, 2022

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 10.  MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

NOTE 11.  SUBSEQUENT EVENTS

On September 29, 2022, the following Funds declared distributions form ordinary income to shareholders of record as of September 29, 2022:

Ordinary Income

    Per Share Amount

Balanced Fund

      $121,797

                 $0.04

Income Fund

      $  22,941

$0.04

Dividend Growth Fund

      $  40,409

$0.04

Focus Fund

      $  18,619

$0.11

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund,

Archer Focus Fund and Archer Multi Cap Fund, each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, and Archer Multi Cap Fund, collectively the Funds, each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”).  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of August 31, 2022, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Archer Balanced Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, 2019 and 2018
Archer Income Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, 2019 and 2018
Archer Stock Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, 2019 and 2018
Archer Dividend Growth Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, 2019 and 2018
Archer Focus Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022 and 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020
Archer Multi Cap Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022 and 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk~~s~~ of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the

Archer Investment Series Trust since 2011

Abington, Pennsylvania

October 19, 2022

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ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period – March 1, 2022 through August 31, 2022.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Archer Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$ 949.79	$5.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$ 961.08	$4.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.37	$4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Archer Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$ 898.52	$5.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Dividend Fund
Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$ 996.17	$4.93
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.27	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Focus Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$ 936.74	$4.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.27	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Multi Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$ 940.02	$4.65
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2022 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (75) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (67) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 11711 N. College Ave., Suite200, Carmel, IN 46032

** The Trust currently consists of 6 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy C. Patton (54) Trustee & President & Chief Executive Officer, December 2009 to present	Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Umberto Anastasi (48) Treasurer and Chief Financial Officer, September 2015 to present	Mutual Shareholders Services, LLC –Vice President. 1999 – present.
C. Richard Ropka, Esq. (58) Secretary, December 2009 to present	Attorney – Ropka Law, LLC May 1, 2008 – present
Brandon Pokersnik (44) 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 Chief Compliance Officer, November 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008, Attorney, Mutual Shareholder Services, LLC, since June 2016, Owner/President, Empirical Administration, LLC, since September 2012
Mason Heyde (33) Assistant Compliance Officer, November 2017 to present	Archer Investment Corporation (2012 – present)

*    The address for each trustee and officer of the Trust is: 11711 N. College Ave., Suite200, Carmel, IN 46032

** The Trust currently consists of 6 Funds.

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ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2022 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Liquidity Risk Management Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended August 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Renewal of the Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund, and the Archer Multi Cap Fund

The Board of Trustees of the Archer Investment Series Trust (the “Board” or the “Trustees”), including the Independent Trustees voting separately, reviewed and approved the continuance of the Funds’ Management Agreement (“Advisory Agreement”) between the Archer Investment Corporation (the “Adviser” or “AIC”) and the Trust on behalf of the Archer Balanced Fund, the Archer Stock Fund, the Archer Income Fund, the Archer Dividend Growth Fund, the Archer Focus Fund, and the Archer Multi Cap Fund (the “Fund” or “Funds”) at a meeting held on August 17, 2022, (the “Meeting”)(1), the Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of the renewal of this agreement.

___________________________________

(1) All of the participants in the Meeting, including the Executive Session, participated telephonically and/or by video conference. Because of the COVID 19 pandemic, the SEC by no-action letter has waived in-person voting requirements for the approvals and renewals of advisory contracts, as well as other matters for which in-person voting is required. For the period approved by the no-action letter, such matters may now be approved by telephone or electronic meetings, provided all the Trustees can hear and be heard. The Fund relied on this no-action authority to conduct the August 17, 2022, Meeting electronically even though the agenda items to the Meeting included the renewal of advisory and distribution contracts for the Fund. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the Archer 17, 2022 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of the Archer Funds, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

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ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

At the meeting, Counsel advised the Trustees, along with the Independent Trustees, of their statutory and fiduciary obligations in determining whether to approve the renewal of the Advisory Agreement. In connection with their consideration of these matters, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders, and the Adviser provided both written and oral information responsive to the Board’s request. In particular, the Trustees requested and reviewed information provided by the Adviser related to the following: (i) the nature, extent, and quality of the services provided by the Adviser, (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the financial condition of the Adviser; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

In considering the Advisory Agreement, the Trustees reviewed a variety of materials addressing the items set forth above, which they received in advance of the meeting, relating to each Fund. The Independent Trustees: (a) reviewed the information with their independent legal counsel; (b) received materials from their independent legal counsel discussing their fiduciary duties and responsibilities applicable in reviewing and considering the Advisory Agreement renewal; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present. Throughout the process, the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

The Board did not identify any particular factor or information that was most relevant to its consideration to approve the agreement, and each Trustee may have afforded different weight to the various factors considered. The following is a summary of the Board’s consideration of various factors:

The Trustees considered various aspects of the nature, extent, and quality of the services provided by the Adviser to the Funds. The Trustees reviewed the background, qualifications, and experience of the Adviser’s investment, operational, and compliance personnel. The Trustees considered the roles of each person as well as their relevant experience in the financial services industry, noting that Troy Patton had managed the Adviser and the Funds’ assets since their inception and that both John Rosebrough and Steve Demas had co-managed the Funds during that period, as well. The Trustees also discussed and considered the responsibilities of the Adviser under the Management Services Agreement, noting that the Adviser is responsible for providing each Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with each Fund’s investment objective and policies of the Fund. The Trustees also considered the quality of administrative and other services provided to each Fund, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs. Among other items, the Trustees evaluated: (i) the extent and quality of the Adviser’s oversight of the operation and management of the Funds; (ii) the quality of the search, selection, and monitoring services performed by the Adviser in satisfying its portfolio management responsibilities; (iii) the Adviser’s ability to supervise the Funds’ other service providers; (iv) the Adviser’s compliance program; and (v) in performing its functions under the Management Services Agreement, the Adviser: performs periodic detailed analyses and reviews of each Fund’s portfolio, preparing and presenting periodic reports to the Board regarding the investment performance of each Fund; its efforts to promote the Funds and grow each Fund’s assets; its continued cooperation with the Independent Trustees, the chief compliance officer, and Legal Counsel for the Funds.

After reviewing the foregoing information and further information in the materials provided by the Adviser, including the Adviser’s Form ADV, the Board concluded that the nature, extent, and quality of the services provided by the Adviser were of high quality, reasonable, and consistent with

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ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

the Board's expectations and those set forth in the current and proposed Management Services Agreement.

With respect to each Fund’s performance, the Trustees reviewed each Funds’ performance over various periods and compared such performance to the returns of relevant securities and averages of comparably managed mutual funds. The Trustees considered the consistency of the Adviser’s management of the Funds with their respective investment objectives and policies along with the overall performance of each Fund as presented to the Trustees in the materials at this meeting and those which the Trustees had reviewed at each prior quarterly Board meeting throughout the past fiscal year.

As to the Archer Balanced Fund, the Trustees recognized that the Fund is the flagship fund of the Archer fund complex and had achieved an overall four-star rating from Morningstar, and that over a ten-year period, the Fund had outpaced its Morningstar category average return. The Fund has generally performed above average of funds in its category since inception, while in 2021 and year-to-date the Fund is ranked in the top 25% of Funds in its category. The Trustees noted that the Fund’s Net Expense Ratio is 1.20% while the average in its Moderate Allocation category was 0.805% which is lower than the Fund. The Trustees noted that the Adviser’s Management Fee is 0.50%, while the average in the Fund’s comparative category is 0.45%. The Trustees noted that the Fund’s three-year tax cost ratio at 0.60% was comparatively lower than its category, which was 1.54%. In particular, the Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $21,367.00 compared to its category, which would have yielded a $20,026.00 return. Finally, the Trustees noted that the Fund had generally achieved positive annualized returns across its longer-term standard annualized performance measurement time frames, one-, three-, five- and ten-year periods of -6.72%, 4.66%, 5.425, and 7.53%, respectively, compared to its category which were reported as -10.88%, 4.39%, 5.23%, and 6.79%, respectively.

They also noted that the Fund’s calendar year-to-date performance through June 30, 2022, was negative, which was consistent with the market during that period. With respect to its performance relative to its primary benchmark, the Dow Jones Moderate Portfolio Index, the Trustees noted the Fund had outperformed the benchmark for a calendar year-to-date (-13.22% v. -16.11%).

As to the Archer Stock Fund. the Trustees noted that the Fund had underperformed funds in its Large-Cap No-Load category since inception, although in 2020 it outperformed its comparative category and the index. The Trustees noted that the Fund’s Net Expense Ratio is 1.20%, which is lower than it was at inception of the Fund, while the average in its mid-cap category was 0.810%, which the Trustees recognize is lower than the Fund. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.50%. The Trustees noted that the Fund’s three-year tax cost ratio at 0.70% was comparatively lower than its category, which was 1.55%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $26,658.00 compared to its category, which would have yielded a $31,078.00 return. Finally, the Trustees noted that the Fund had generally achieved positive annualized returns across its longer-term standard annualized performance measurement time frames, one-, three-, five- and ten-year periods of -14.67%, 8.78%, 8.26%, and 9.72%, respectively, compared to its category, which were reported as -10.85%, 8.93%, 9.81%, and 11.85%, respectively. The Trustees noted that the Fund underperformed in all its standard annualized performance measurement time frames compared to its category and its benchmark.

They also noted that the Fund’s calendar year-to-date performance through June 30, 2022, was negative which was consistent with the market during that period. With respect to its performance relative to its primary benchmark, the S&P 500 Index, the Trustees noted the Fund had underperformed the benchmark for a calendar year-to-date (-19.96% v. -22.38%).

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ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

As to the Archer Income Fund, the Trustees found that the Fund was rated as a three-star fund by Morningstar and it had underperformed its benchmark, the Barclays US Aggregate Bond Index, for the most recent three-month period by .70% and five-year period by .4%. However, the Fund outperformed its benchmark during the year-to-date period by 4.7% and the three-year period by .40%. The Fund’s total return year-to-date was -7.79% compared to the Fund’s benchmark, which was -10.35%. The Trustees noted that the Fund’s Net Expense Ratio is 0.98% while the average in its Intermediate Term No-Load category was 0.550%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.40%. The Trustees noted that the Fund’s three-year tax cost ratio at 1.05% was comparatively lower than its category, which was 1.21%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $12,186.00 compared to its category, which would have yielded a $12,629.00 return. Finally, the Trustees noted that the Fund had generally achieved mixed annualized returns across its standard annualized performance measurement time frames, one-, three-, five- and ten-year periods of -7.36%, -0.04%, 1.07%, and 1.56%, respectively, compared to its category, which were reported as -11.25%, -0.56%, 0.99%, and 1.87%, respectively. The Trustees noted that the Fund underperformed in all its standard annualized performance measurement time frames compared to its category and its benchmark.

They also noted that the Fund’s calendar year-to-date performance through June 30, 2022, was negative, which was consistent with the market during that period. With respect to its performance relative to its category and benchmark, the Trustees noted the Fund had outperformed its category and its benchmark for a calendar year-to-date (-7.13% v. -10.50% and -10.06%).

As to the Archer Dividend Growth Fund, the Trustees found that that the Fund was rated as a two-star fund by Morningstar and it had outperformed its benchmark and category for the most recent three-month period by 3.09% and 3.28%, respectively, and year-to-date period by 8.03% and 7.34%, respectively, and for the one-year period by 8.31% and 8.25%, respectively. The Trustees noted that Fund underperformed its category and benchmark during the three- and five-year period. The Fund’s total return year-to-date was -3.50% compared to the Fund’s benchmark, which was -11.53%. The Trustees noted that the Fund’s Net Expense Ratio is 0.98% while the average in its Large Cap No-Load category was 0.810%. The Trustees also noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.58%. The Trustees noted that the Fund’s three-year tax cost ratio at 1.11% was comparatively lower than its category, which was 1.56%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $14,055.00 compared to its category, which would have yielded a $16,174.00 return. Finally, the Trustees noted that the Fund had generally achieved mixed annualized returns across its standard annualized performance measurement time frames, one-, three-, and five-year periods of 4.39%, 5.88%, and 5.98%, respectively, compared to its category, which were reported as -4.33%, 7.56%, and 7.74%, respectively.

As to the Archer Multi-cap Fund, the Trustees noted that the Fund’s inception date was December 31, 2019, and therefore has a limited performance history and therefore is not rated by Morningstar. The Trustees noted that the Multi Cap Fund underperformed its benchmark, the S&P 500 Mid-Cap Index, during the three-month period, the year-to-date period and since inception (-12.4%, -22.0%, and 8.4% v. -12.0%, -18.30%, and 14.1%, respectively). The Trustees noted that the Fund’s total return year-to-date (June 30, 2022) was -23.85% compared to the Fund’s benchmark, which was -19.54%. The Trustees noted that the Fund’s Net Expense Ratio is 0.96% while the average in its Intermediate Term No-Load category was 0.810%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.50%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $10,543.00 compared to its category, which would have yielded a $11,775.00 return. Finally, the Trustees noted that the Fund had generally mixed annualized returns across its standard annualized

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ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

performance measurement time frames of calendar years 2020 and 2021, and year-to-date of -16.00%, 16.58%, and -22.04, respectively, compared to its category, which were reported as -35.85%, 20.45%, and -27.22%, respectively, with similar comparable figures to its benchmark.

As to the Archer Focus Fund, the Trustees noted that the Focus Fund, similar to the Multi Cap Fund, has an inception date was December 31, 2019, and therefore also has a limited performance history and therefore is not rated by Morningstar. The Trustees noted that the Focus Fund underperformed its benchmark, the Dow Jones Industrial Average, during the three-month period and the one-year period but outperformed the benchmark since inception (-12.2%, -6.5%, and 11.9% v. -8.7%, -8.8%, and 10.5%, respectively). The Trustees noted that the Fund’s Net Expense Ratio is 0.98% while the average in its Intermediate Term No-Load category was 0.810%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.50%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $11,638.00 compared to its category, which would have yielded a $11,811.00 return. Finally, the Trustees noted that the Fund had generally mixed annualized returns across its standard annualized performance measurement time frames of calendar years 2020 and 2021, and year-to-date of 10.11%, 19.99%, and -11.92, respectively, compared to its category, which were reported as 15.83%, 26.07%, and -17.90%, respectively, with similar comparable figures to its benchmark.

They also noted that the Fund’s calendar year-to-date performance through June 15, 2022, was negative, which was consistent with the market during that period. With respect to its performance relative to its category and benchmark, the Trustees noted the Fund had outperformed its category and its benchmark for a calendar year-to-date (-11.92% v. -17.90% and -19.57%).

After considering and discussing the performance of each of the Funds further, the Board found that the Fund's performance reflected the Adviser’s ability to effectively manage the Funds’ assets on a long-term basis in different market environments. The Trustees also concluded that the Adviser’s experience and the historical performance data provided, and other relevant support, the fact that the investment performance of each of the Funds and the Adviser, was satisfactory.

In considering the fees and expenses paid by the Funds, in addition to each Fund’s category comparable expense figures, the Trustees were provided with the overall expenses of each Fund and the asset levels of each Fund. The Adviser provided the Board with information on its profitability in serving as the Funds’ Adviser. The Board discussed with the Adviser the methodology utilized in assembling the information regarding profitability and considered its reasonableness, noting that the Adviser is profitable regarding its relationship with the Funds and the Adviser’s desire to remain competitive as reflected by its desire to continue to reduce both its adviser fees and administration fees accessed to the shareholders. The Trustees also considered potential benefits for the Adviser in managing the Funds noting also that the Adviser has been engaged by the Trust to perform certain administrator services under a separate agreement. The Independent Trustees, based on the foregoing, concluded that the fees to be paid to the Adviser by the Funds and the profits to be realized by the Adviser, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Adviser is financially capable of satisfying its obligations under the Management Services Agreement.

The Trustees also considered potential ancillary benefits that may be received by the Adviser because of its relationship with the Funds. The Trustees concluded that the Adviser’s reputation, as well as other intangibles, remain a benefit because of being associated with the Fund. The Trustees also discussed other potential benefits to be derived by the Adviser and concluded that they were consistent with the types of benefits derived by investment managers to mutual funds.

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ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

After reviewing and considering the foregoing information and other information they deemed relevant regarding these matters, the Trustees concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from their relationship with the Funds were satisfactory.

With respect to economies of scale, the Trustees noted that the Management Services Agreement did not have breakpoints that would reduce the advisory fee rate on assets above specified levels. However, the Trustees did note that the Adviser has historically voluntarily reduced certain of the Archer Funds’ expense limitations which benefited the shareholders, and that the Adviser continues to seek opportunities to reduce fund expenses of its service providers, including voluntarily reducing its administrator’s fee. The Trustees also considered the potential benefits for the Advise in managing multiple series under the Trust, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into one of the Funds. Finally, the Trustees also considered the Funds’ brokerage practices, the fact that the Adviser did not currently engage in any soft dollar relationships and that the average commission rates paid by each Fund were concluded to be fair and reasonable.

Prior to voting, the Independent Trustees reviewed the proposed renewal of the Management Services Agreement with management and had the opportunity to meet in a private session at which no representatives of the Adviser were present.

Having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Trustees using their reasonable business judgment, concluded that the overall arrangement provided under the terms of the Management Services Agreement with each Fund was a reasonable business arrangement and that the approval of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders. The Independent Trustees concluded that no single factor was considered in isolation to be determinative to the decision of the Trustees to approve continuance of the Management Services Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Management Services Agreement for an additional annual period. As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, adopted resolutions to that effect.

Annual Report | 82

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

11711 N. College Ave., Suite200

Carmel, IN 46032

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Ropka Law, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2022

$ 52,500

FY 2021

$ 50,000

(b)

Audit-Related Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2022

$ 10,500

FY 2021

$ 10,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2022

$ 10,500

FY 2021

$ 10,500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

 A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: November 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: November 3, 2022

* Print the name and title of each signing officer under his or her signature.